October 31, 2002

                        Supplement to the Prospectus for
                    Pioneer Balanced Fund, dated May 1, 2002


Effective December 1, 2002, Pioneer Investment Management, Inc. ("Pioneer") will resume responsibility for day-to-day management of the fund's investments. Prudential Investment Management, Inc. will no longer be the fund's investment subadviser. All references to the subadviser in the prospectus will, effective December 1, 2002, refer to Pioneer. The following supplements the information presented in the prospectus:

Principal investment strategies

The following replaces the second and third paragraphs:

In selecting equity securities, Pioneer Investment Management, Inc., the fund's investment adviser, seeks securities selling at reasonable prices and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting equity investments include:

|X|      Favorable expected returns relative to perceived risk
|X|      Above average potential for earnings and revenue growth
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales
|X| A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economics of scale

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.
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In selecting debt securities,  Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the fund's debt portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an
issuer's  credit   quality,   taking  into  account   financial   condition  and
profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The following replaces the "Asset allocation" box:

Asset allocation Pioneer allocates the fund's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the fund's assets.


Principal risks of investing in the fund

The following replaces the section:

Even though the fund seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:
|X| The stock market goes down (this risk may be greater in the short term) |X| The fund's equity investments do not have the growth potential originally expected
|X| Stocks selected for income do not achieve the same return as securities selected for capital growth

The fund also has risks associated with investing in debt securities. The fund could underperform other investments if:
|X| Interest rates go up causing the value of the fund's portfolio to decline |X| The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
|X| During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
|X| During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
|X| Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
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Fund performance

Pioneer believes that the Standard & Poor's ("S&P") 500 Index is more representative of the equity issues in the fund's portfolio than the Russell 3000 Index and will provide the S&P 500 Index in the future.

Other investment strategies

The following supplements "Other investment strategies":

Derivatives
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X|  As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The following replaces the sections indicated:

More on rating criteria For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Cash management and temporary investments Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
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Management

The following replaces the section:

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2002, assets under management were approximately $96 billion worldwide, including over $17 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. The existing shareholders of the fund approved this policy at a special shareholder meeting held on April 17, 2001.

Portfolio management Day-to-day management of the fund's portfolio is the responsibility of co-managers Timothy Mulrenan (equity securities) and Richard Schlanger (fixed income securities). Mr. Mulrenan joined Pioneer in 1997 as an analyst and has managed portfolios since 1998. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets. The co-managers are supported by the fixed income team, led by Kenneth J. Taubes, and the domestic equity team, which manage other Pioneer mutual funds investing primarily in fixed income securities and U.S. equity securities, respectively. Mr. Taubes joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds.


The managers may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the co-managers and the domestic equity and fixed income teams. Mr. Carey joined Pioneer as an analyst in 1979.


Management fee The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on the assets over $5 billion. The fee is normally computed daily and paid monthly.

Distributor and transfer agent Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.




                                                                  12616-00-1002
                                            (C) Pioneer Funds Distributor, Inc.
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                                                               October 31, 2002

                          Supplement to the May 1, 2002
                       Statement of Additional Information
                            for Pioneer Balanced Fund


Effective December 1, 2002, Pioneer Investment Management, Inc. ("Pioneer") will resume responsibility for day-to-day management of the fund's investments. Prudential Investment Management, Inc. ("Prudential") will no longer be the fund's investment subadviser. Thereafter, all references to the subadviser in the statement of additional information will refer to Pioneer. All references to
"Pioneer  and/or   Prudential"   will  refer  to  Pioneer  only.  The
following supplements   the   information   presented  in  the   statement  of
additional information:

Fund History

The second paragraph has been deleted.


Investment Advisor

The second paragraph has been deleted.

The sections entitled "Investment Subadviser" and "Subadvisory Fee" have been deleted.